UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2017

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Washington Street, Suite 510; Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 415-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03.	Bankruptcy or Receivership.

Cosi, Inc. (the “Company”), the fast-casual restaurant company, today announced that, on January 5, 2017, it filed, in the United States Bankruptcy Court for the District of Massachusetts (Eastern Division) (the “Court”), a Motion for Authority to Deregister Cosi, Inc. Common Stock [Docket No. 607] (“Motion”). By this Motion, the Company is requesting the Court to issue an order authorizing the Company to deregister its common stock under Section 12 of the Securities Exchange Act of 1934, as amended. As set forth in more detail in the Order, there is no value to the Debtors’ estate in continuing to maintain the Company’s status as a publicly-traded company and, further, that deregistration will serve to afford the Debtors’ estates significant cost savings which they would otherwise incur in connection with applicable reporting and compliance requirements of the Security and Exchange Commission.

The Court has scheduled a hearing on the Motion to take place on February 15, 2017, at 10:00 a.m. (Eastern). The hearing is before the Honorable Melvin S. Hoffman, Chief United States Bankruptcy Judge, at the United Sates Bankrutpcy Court located at Courtroom No. 2, 12th Floor of the John W. McCormack Post Office and Courthouse, 5 Post Office Square, Boston, Massachusetts.  The deadline to object and/or respond to the Motion is February 1, 2017, at 4:30 p.m. (Eastern).

The foregoing description of the Motion does not purport to be complete and are qualified in their entirety by reference to the Motion, copies of which are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.03 by reference.

ITEM 3.03.	Material Modification of Rights of Security Holders.
(a), (b)

The information set forth above in Item 1.03 of this Form 8-K regarding the Motion for Authority to Deregister Cosi, Inc. Common Stock [Docket No. 607] is incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure.

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at a subscription based service known as PACER at https://pacer.mab.uscourts.gov/cgi-bin/login.pl.

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

ITEM 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Motion for Authority to Deregister Cosi, Inc. Common Stock [Docket No. 607]	E

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosi, Inc.

Date: January 6, 2017.	/s/ Vicki Baue
Name: Vicki Baue
Title: V. P. & General Counsel, CCO

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Motion for Authority to Deregister Cosi, Inc. Common Stock [Docket No. 607]	E